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                                                                 EXHIBIT 10.25

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                    Right to Purchase Shares of Common Stock
                          of MRV Communications, Inc.


                           _________________________

                         Common Stock Purchase Warrant

         MRV Communications, Inc., a Delaware corporation having an address at 8943 Fullbright Avenue, Chatsworth, California 91311, (the "Company"), hereby certifies that for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ___________________, having an address at ________________________ ("Purchaser"), or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after ______________, 1996 and ending thirty-six (36) months after _____________, 1996, _________ fully paid and nonassessable shares of Common Stock, $0.0034 par value, of the Company (the "Common Stock") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

         1.               Definitions.

                          (a) the term "Warrant Holder" shall mean the Purchaser or any assignee of all or any portion of this Warrant at any given time who, at the time of assignment, acquired the right to purchase at least 1000 Warrant Shares, (such number being subject to adjustment after the date hereof pursuant to Section 5 herein.)

                          (b) the term "Warrant Shares" shall mean the Shares of Common Stock or other securities issuable upon exercise of this Warrant.

                          (c) the term "Purchase Price" shall mean $26.75.

                          (d) other terms used herein which are defined in the Convertible Securities Subscription Agreement (the "Agreement") or the Registration Rights Agreement (the "Registration Rights Agreement"), both of even date and delivery between the Company and the Purchaser, or in the Debentures issued by the Company to the Purchaser pursuant to the Agreement (the "Debentures"), shall have the same meanings herein as therein.





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         2.               Exercise of Warrant.

         This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of subscription at the end hereof duly executed by Warrant Holder, to the Company at its principal office. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

         3.               Delivery of Stock Certificates.

                          (a)     Subject to the terms and conditions of this
Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within two (2) days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Warrant Holder, or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which Warrant Holder is entitled upon such exercise.

                          (b)     This Warrant may not be exercised as to
fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, fair market value shall equal the closing trading price of the Common Stock on the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted in the Nasdaq Stock Market, the average of the closing bid and asked prices on the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market or traded over-the-counter and the average price cannot be determined a contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.





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         4.               Covenants Of the Company.

                          (a)     The Company shall use its reasonable best
efforts to insure that a Registration Statement under the Act covering the issuance of the Warrant Shares and the resale or other disposition thereof by Warrant Holder is effective as provided in the Registration Rights Agreement.

                          (b)     The Company shall take all necessary action
and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the Nasdaq Stock Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

                          (c)     From the date hereof through the last date on
which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on the Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

                          (d)     The Company shall at all times reserve and
keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

                          (e)     The Warrant Shares, when issued in accordance
with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

                          (f)     With a view to making available to Warrant
Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                          (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

                                  (ii)     file with the SEC in a timely manner
         all reports and other documents required of the Company under the Act and the Exchange Act; and

                                  (iii)    furnish to any Warrant Holder
         forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.





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         5.               Adjustment of Exercise Price and Number of Shares.
The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

                          (a)     Subdivisions, Combinations and Other
Issuances. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

                          (b)     Stock Dividend.  If at any time after the
date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

                          (c)     Other Distributions.  If at any time after
the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company shall decrease the per share Purchase Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors.

                          (d)     Merger, etc.  If at any time after the date
hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant





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been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be.

                          (e)     Reclassification, Etc.  If at any time after
the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

                          (f)     Purchase Price Adjustment.  In the event that
the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of Debentures or of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued pursuant to the Company's employee or director option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the Exchange Act Reports) at an effective purchase price per share which is less than the Purchase Price then in effect or the fair market value (as hereinabove defined) of the Common Stock on the trading day next preceding such issue or sale, then in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under any provision of the Debentures and the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such fair market value or Purchase Price, as the case may be, then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under any provision of the Debentures and Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any Equity Offerings (as defined in the Debentures) then outstanding, whether or not they are exercisable or convertible when such fraction is to be determined.

         In the event of any such issuance for a consideration which is less than such fair market value and also less than the Purchase Price then in effect, then there shall be only one such adjustment by reason of such issuance, such adjustment to be that which results in the greatest reduction of the Purchase Price computed as aforesaid. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares shall be the same as the aggregate Purchase Price in effect just prior to such adjustments.





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         6.               No Impairment.  The Company will not, by amendment of
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant
Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

         7. Notice of Adjustments; Notices. Whenever the Purchase Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

         8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.





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         10.              Specific Enforcement; Consent to Jurisdiction.

                                  (a)  The Company and the Warrant Holder
acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                                  (b)  Each of the Company and the Warrant
Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         11. Entire Agreement; Amendments. This Warrant, the Exhibits hereto and the provisions contained in the Agreement, the Registration Rights Agreement or the Debentures and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         12.              Restricted Securities.  Sections 4.5, 5.1, 5.2 and
5.3 of the Agreement are incorporated herein by reference and hereby made a part hereof.

         13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective
(a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:





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                          to the Company:

                                  MRV Communications, Inc.
                                  8943 Fullbright Avenue
                                  Chatsworth, California 91311
                                  Attn:    Edmund Glazer
                                  Fax:     (818) 407-5656

                          with copies to:

                                  Freshman, Marantz, Orlanski, Cooper & Klein
                                  9100 Wilshire Boulevard
                                  Eighth Floor, East Tower
                                  Beverly Hills, California 90212-3480

                                  Attn: Mark Klein
                                  Fax:  (310) 274-8293

                          to the Warrant Holder:




                                  Attn:
                                  Fax:

                          with copies to:

                                  Promethean Investment Group, L.L.C.
                                  40 West 57th Street
                                  Suite 1520
                                  New York, New York 10019

                                  Attn:
                                  Fax:

Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. Expiration. The right to exercise this Warrant shall expire thirty-six (36)





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months after _____________, 1996.


                           [Signatures on next page.]





















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Dated:  As of _____________, 1996                 MRV COMMUNICATIONS, INC.


                                                  By: __________________________
                                                  Name:
                                                  Title:

[CORPORATE SEAL]

Attest:

By:_______________________
Name:
Its:




                                                  By: __________________________
                                                  Name:
                                                  Title:











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                            FORM OF WARRANT EXERCISE
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

TO _________________________

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock of MRV Communications, Inc., a Delaware corporation (the "Company"), and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is __________________.

Dated:                                _________________________________________
                                      (Signature must conform to name of holder as specified on the face of the Warrant)

                                      _________________________________________
                                                       (Address)

                                      Tax Identification Number:_______________

                                      _____________________

                               FORM OF ASSIGNMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfers unto _________________ the right represented by the within Warrant to purchase
_____________ shares of Common stock of MRV Communications, Inc., a __________ corporation, to which the within Warrant relates, and appoints _________________ Attorney to transfer such right on the books of MRV Communications, Inc., a Delaware corporation, with full power of substitution the premises.

Dated:                                _________________________________________
                                      (Signature must conform to name of holder as specified on the face of the Warrant)

                                      _________________________________________
                                                       (Address)
Signed in the presence of:

____________________________





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